SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 3, 2007 (June 21, 2007)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. Unregistered Sales of Equity Securities.

(a)
On July 2, 2007, as payment of dividends on the series B preferred stock, Chembio Diagnostics, Inc. (the “Company”) issued 489,998 shares of common stock to the holders of the series B preferred stock.  On the same day, as payment of dividends on the series C preferred stock, the Company issued 897,896 shares of common stock to the holders of the series C preferred stock.  No cash was exchanged in these issuances.  The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of these issuances.  The investors in these issuances were accredited investors of the Company.

On June 21, 2007, the Company granted options to purchase the Company’s common stock to each of its non-employee directors.  The Company granted each of Alan Carus and Dr. Gary Meller options to purchase 144,000 shares of the Company’s common stock, and accelerated the vesting date for 24,000 options which were previously granted to each of Mr. Carus and Dr. Meller.  The exercise price for the 144,000 options is $.53 per share, and 36,000 of these options vest on June 21, 2008, and 36,000 of these options will vest on the date of each of the three succeeding annual meetings of stockholders following the annual meeting of stockholders for the year ended December 31, 2007.  The exercise price for the 24,000 options granted to Dr. Meller is $.68 per share, and these options are exercisable immediately, and the exercise price for the 24,000 options granted to Mr. Carus is $.55 per share, and these options are exercisable immediately. The Company also granted Katherine L. Davis options to purchase 180,000 shares of the Company’s common stock on June 21, 2007.   The exercise price for these options is $.53 per share, and 36,000 of these options vested on June 21, 2007, and 36,000 of these options will vest on the date of each of the four succeeding annual meetings of stockholders following the annual meeting of stockholders for the year ended December 31, 2006.

All of the options granted to the Company’s non-employee directors were granted as part of the Company’s director compensation program, and were previously reported to the Securities and Exchange Commission in Forms 4 filed on June 25, 2007.  The Company relied on Section 4(2) of the Securities Act of 1933 as the basis for its exemption from registration of these issuances, and the investors in these issuances were accredited investors.

ITEM 7.01. Regulation FD Disclosure.

On June 27, 2007, the Company issued a press release titled “Chembio Anticipates Record HIV Test Revenues for First Half of 2007” included herein as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release titled “Chembio Anticipates Record HIV Test Revenues for First Half of 2007” issued June 27, 2007.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 and Exhibit 99.1 attached to this current report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.  This current report on Form 8-K does not constitute a determination of whether any information included herein is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 3, 2007                                                                           Chembio Diagnostics, Inc.

By:          /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer